UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2021

ShoulderUp Technology Acquisition Corp.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41076	87-1730135
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

125 Townpark Drive, Suite 300 Kennesaw, GA	30144
(Address of Principal Executive Offices)	(Zip Code)

(970) 924-0446

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one redeemable warrant	SUAC.U	The New York Stock Exchange
Class A common stock, $0.0001 par value	SUAC	The New York Stock Exchange
Redeemable warrants	SUAC.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Material Definitive Agreement.

On November 16, 2021, the Registration Statement on Form S-1 (File No. 333-260503), as amended (the “Registration Statement”), relating to the initial public offering (the “IPO”) of ShoulderUp Technology Acquisition Corp. (the “Company”) was declared effective by the U.S. Securities and Exchange Commission, and the Company subsequently filed, on November 17, 2021, a registration statement on Form S-1 (File No. 333-261144) pursuant to Rule 462(b) under the Securities Act of 1933, as amended, which was effective immediately upon filing in order to increase the size of the IPO.

On November 19, 2021, the Company consummated the IPO of 30,000,000 units (the “Units”), including the issuance of 3,500,000 Units as a result of the underwriter’s exercise in full of its over-allotment option. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”), and one-half of one redeemable warrant of the Company (a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $300,000,000.

In connection with the IPO, the Company entered into the following agreements, the form of which were previously described in and filed as exhibits to the Registration Statement:

●	An Underwriting Agreement, dated November 16, 2021, by and between the Company and Citigroup Global Markets Inc., as representative of the underwriters named therein, which contains customary representations and warranties and indemnification of the underwriter by the Company, is attached as Exhibit 1.1 hereto and is incorporated herein by reference.

●	A Warrant Agreement, dated November 16, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Letter Agreement, dated November 16, 2021, by and among the Company, each of its officers and directors and ShoulderUp Technology Sponsor LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference (the “Letter Agreement”).

●	An Investment Management Trust Agreement, dated November 16, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated November 16, 2021, by and among the Company, the Sponsor and certain other security holders named therein, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Private Placement Unit Purchase Agreement, dated November 16, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	An Administrative Services Agreement, dated November 16, 2021, by and among the Company and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●	An Indemnity Agreement, by and between the Company and each of the officers and directors of the Company, the form of which is included as Exhibit 10.6 hereto and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company completed the private sale of an aggregate of 1,350,000 units (the “Private Placement Units”) at a purchase price of $10.00 per Private Placement Unit, to the Sponsor, generating gross proceeds to the Company of $13,500,000. The Private Placement Units are identical to the Units sold in the IPO, except as otherwise disclosed in the in the final prospectus, filed on November 18, 2021 as part of the Registration Statement (the “Prospectus”). The Issuance of the Private Placement Units was made pursuant to the exemption from registration contained in section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the IPO, Mr. Vincent Stewart, Ms. Lauren Anderson, Ms. Danelle Barrett, Mr. Shawn Henry, Ms. Stacey Abrams and Ms. Janice Bryant Howroyd (collectively, the “Directors”), all of whom are independent directors, were appointed to the board of directors of the Company (the “Board”). Mr. Stewart, Ms. Anderson, and Ms. Howroyd and Mr. Henry were appointed to the Board’s Audit Committee; Ms. Anderson, Ms. Barrett, and Mr. Howroyd were appointed to the Board’s Compensation Committee; and Mr. Henry, Ms. Barrett, and Ms. Abrams were appointed to the Nominating and Corporate Governance Committee.

Following the appointment of the Directors, the Board is comprised of the following three classes: the first class of directors, Class I, consists of Ms. Anderson and Ms. Barrett, whose term will expire at the Company’s first annual meeting of stockholders; the second class of directors, Class II, consists of Mr. Henry and Ms. Howroyd, whose term will expire at the Company’s second annual meeting of stockholders; and the third class of directors, Class III, consists of Mr. Stewart, Ms. Phyllis Newhouse and Ms. Abrams, whose term will expire at the Company’s third annual meeting of stockholders.

Each Director is a member of the Sponsor, and is a party to the Sponsor’s operating agreement, pursuant to which each such Director has an interest in the Sponsor that entitles each such Director to participate in any economic return of the Sponsor in accordance with terms of the Sponsor’s operating agreement.

Other than as set forth in this Current Report on Form 8-K, none of the Directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Copies of the Letter Agreement and the form of indemnity agreement are included as Exhibits 10.1 and 10.6 hereto, respectively, and are incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 19, 2021, in connection with the IPO, the Company adopted its Amended and Restated Certificate of Incorporation (the “Amended and Restated Charter”), effective the same day. The terms of the Amended and Restated Charter are set forth in the Prospectus, and are incorporated herein by reference. A copy of the Amended and Restated Charter is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01 Other Events.

A total of $301,350,000 of the proceeds received from the IPO and the sale of the Private Placement Units (which amount includes $11,200,000 of deferred underwriting commissions), was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, the funds in the trust account will not be released from the trust account until the earliest to occur of: (i) the completion of the Company’s initial business combination, (ii) the redemption of the Company’s public shares if the Company has not completed its initial business combination within 18 months from the closing of the IPO (such 18-month period may be extended by an additional three months for a total of up to 21 months by depositing into the trust account an amount equal to $0.10 per unit) or during any extension period that may apply as a result of an amendment to the Amended and Restated Charter, subject to applicable law, and (iii) the redemption of the Company’s public shares properly tendered in connection with a stockholder vote to amend the Company’s Amended and Restated Charter to modify the substance or timing of its obligation to redeem 100% of its public shares if the Company does not complete its initial business combination within 18 months from the closing of the IPO, or any permissible extension period, or with respect to any other provisions relating to stockholders’ rights or pre-initial business combination activity.

On November 17, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

On November 19, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

1.1 +	An Underwriting Agreement, dated November 16, 2021, by and between the Company and Citigroup Global Markets Inc.

3.1	Amended and Restated Certificate of Incorporation

4.1	Warrant Agreement, dated November 16, 2021, by and between the Company and Continental Stock Transfer & Trust Company

10.1	Letter Agreement, dated November 16, 2021, by and among the Company, each of its officers and directors and ShoulderUp Technology Sponsor LLC

10.2	Investment Management Trust Agreement, dated November 16, 2021, by and between the Company and Continental Stock Transfer & Trust Company

10.3	Registration Rights Agreement, dated November 16, 2021, by and between the Company and ShoulderUp Technology Sponsor LLC

10.4	Private Placement Unit Purchase Agreement, dated November 16, 2021, by and between the Company and ShoulderUp Technology Sponsor LLC

10.5	Administrative Services Agreement, dated November 16, 2021, by and among the Company and ShoulderUp Technology Sponsor LLC

10.6	Form of Indemnity Agreement(1)

99.1	Press Release, dated November 17, 2021

99.2	Press Release, dated November 19, 2021

(1)	Incorporated by reference to exhibit 10.5 to the Company’s Registration Statement Form S-1 (File No. 333-254789), filed on October 26, 2021.

+	Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ShoulderUp Technology Acquisition Corp.

Dated: November 23, 2021	By:	/s/ Phyllis Newhouse
	Name:	Phyllis Newhouse
	Title:	Chief Executive Officer